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                                                                      EXHIBIT 23



                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our reports on the June 30, 1996 financial statements and schedules of OIS Optical Imaging Systems, Inc. dated August 23, 1996 included in or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 registration statements, File Nos. 0-16343 and 33-58562.

\s\ Arthur Andersen LLP

Detroit, Michigan
September 26, 1996








                           EXHIBIT 23 -- Page 1 of 1